SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		April 24, 2020

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-12507	22-2448962
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification Number)

250 GLEN STREET, GLENS FALLS, NEW YORK 12801
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (518) 745-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ___
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ___

Item 2.02.     Results of Operations and Financial Condition.

On April 24, 2020, Arrow Financial Corporation issued a press release containing unaudited financial information and accompanying discussion for the year-to-date period ended March 31, 2020.  A copy of this press release is furnished as Exhibit 99 to this report on Form 8-K.

Item 8.01 Other Events.

Supplemental Risk Factor

In light of the rapidly evolving COVID -19 pandemic, the Company is also filing this Current Report on Form 8-K for the purpose of supplementing the risk factors disclosed in Item 1A of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Accordingly, the Company’s risk factor disclosure is hereby updated as follows:

The outbreak of the novel coronavirus ("COVID-19") may adversely affect Arrow’s business activities, financial condition and results of operations.

The business of Arrow and its subsidiary banks depends on the willingness and ability of its customers to conduct financial transactions. The spread of COVID-19 and the resulting “shelter in place” and “stay at home” orders, travel restrictions and other precautions have caused severe disruptions in the United States economy, which could in turn disrupt the business, activities, and operations of Arrow’s customers, as well as its business and operations. The pandemic has also caused significant disruption in the financial markets both globally and in the United States. The spread of COVID-19 may result in a significant decrease in business and/or cause Arrow’s customers to be unable to meet existing obligations to the Company, particularly in the event of significant outbreak in the Upstate New York region. The virus’s spread could also interfere with the availability of key personnel or third party service providers necessary to conduct business activities.

Arrow has taken steps to mitigate the risk of harm to its employees and customers and to its operations from the pandemic. In particular, facilities have limited access to appointments only and encouraged customers to use contact-free alternatives like digital banking and ATMs. Arrow has also minimized contact for a large portion of its employee base through remote working, minimal travel and in-person meetings and social distancing. Nevertheless, there are a number of uncertainties related to the potential effects of the pandemic that may not be able to be addressed by these efforts. If the spread of COVID-19 has an adverse effect on (i) customer deposits, (ii) the ability of borrowers to satisfy their obligations, (iii) the demand for loans or other financial products and services, (iv) the ability of Arrow’s personnel and third party service providers to perform effectively, (v) financial markets, real estate markets, or economic growth, or (vi) other aspects of operations, then Arrow’s liquidity, financial condition and/or results of operations may be materially and adversely affected.

Item 9.01.    Financial Statements and Exhibits.

Exhibits:

Exhibit No. Description
Exhibit 99 Arrow Financial Corporation Earnings Press Release dated April 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION
Registrant

Date:	April 24, 2020	/s/ Edward J. Campanella
Edward J. Campanella, Senior Vice President, Treasurer and Chief Financial Officer